Schedule 14A Information

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

(Amendment No. )

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[   ]  Definitive Additional Materials

[   ]  Soliciting Material under Section 240.14a-12

Franklin Limited Duration Income Trust

(Formerly,  Franklin Templeton Limited Duration Income Trust)

 (Name of Registrant as Specified in its Charter)

Name of Person(s) Filing Proxy Statement, other than the Registrant)

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FRANKLIN LIMITED DURATION INCOME TRUST

(formerly, Franklin Templeton Limited Duration Income Trust)

IMPORTANT SHAREHOLDER INFORMATION

We have enclosed important information about the Annual Shareholders’ Meeting of Franklin Limited Duration Income Trust (the “Fund”) scheduled for Thursday, September 18, 2014 at 2:00 p.m., Pacific time. These materials discuss the proposal to be voted on at the meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund. If you complete, sign and return the proxy card, we’ll vote it as you indicated. If you simply sign, date and return the proxy card, but do not specify a vote on the proposal listed thereon, your proxy will be voted FOR the election of the nominees to the position of Trustee (the “Proposal”).

We urge you to spend a few minutes reviewing the Proposal in the proxy statement. Then, please fill out and sign the proxy card and return it to us in the enclosed postage-paid envelope so that we know how you would like to vote. When shareholders return their proxy cards promptly, the Fund may be able to save money by not having to conduct additional mailings. Returning your proxy card does not preclude you from attending the meeting or later changing your vote prior to its being cast.

We welcome your comments. If you have any questions, call Fund Information at (800) DIAL BEN/342-5236.

TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.

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FRANKLIN LIMITED DURATION INCOME TRUST

NOTICE OF 2014 ANNUAL SHAREHOLDERS’ MEETING

The Annual Shareholders’ Meeting (the “Meeting”) of Franklin Limited Duration Income Trust (the “Fund”) will be held at the Fund’s offices, One Franklin Parkway, San Mateo, California 94403, on Thursday, September 18, 2014, at 2:00 p.m., Pacific time.

During the Meeting, shareholders of the Fund will vote on the following Proposal:

  The election of Sam Ginn, Rupert H. Johnson, Jr., and Larry D. Thompson, as Trustees of the Fund, to hold office for the terms specified.

The Board of Trustees has fixed July 18, 2014, as the record date for the determination of shareholders entitled to vote at the Meeting.

By Order of the Board of Trustees,

Karen L. Skidmore
Vice President and Secretary

San Mateo, California
Dated: August 22, 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL SHAREHOLDERS’ MEETING TO BE HELD ON SEPTEMBER 18, 2014.

The Fund’s Notice of 2014 Annual Shareholders’ Meeting, Proxy Statement and form of Proxy are available on the internet at www.proxy-direct.com/fra-25848. The form of proxy on the internet site cannot be used to cast your vote.

Please sign and promptly return your proxy card in the self-addressed envelope regardless of the number of shares you own.

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FRANKLIN LIMITED DURATION INCOME TRUST

PROXY STATEMENT

■ INFORMATION ABOUT VOTING

Who is asking for my vote?

The Board of Trustees (the “Board” or the “Trustees”) of Franklin Limited Duration Income Trust (the “Fund”), in connection with the Fund’s Annual Meeting of Shareholders (the “Meeting”), have requested your vote.

Who is eligible to vote?

Shareholders of record at the close of business on July 18, 2014, are entitled to be present and to vote at the Meeting or any adjournment of the Meeting. Each common share of beneficial interest, without par value (the “Common Shares”) and each Auction Rate Preferred Share, $25,000 liquidation preference per share (the “Preferred Shares”), of record is entitled to one vote, and each fractional Common Share and Preferred Share is entitled to a proportional fractional vote, on each nominee presented at the Meeting on which such shareholder is entitled to vote. The Notice of Meeting, the proxy card, and the proxy statement were first mailed to shareholders of record on or about August 22, 2014.

On what issue am I being asked to vote?

You are being asked to vote on one Proposal:

• To elect nominees to the position of Trustee for the terms specified. One of the nominees will be voted on solely by holders of Preferred Shares, and the remaining two nominees will be voted on by holders of the outstanding Common Shares and Preferred Shares voting together as a single class.

How do the Fund’s Trustees recommend that I vote?

The Trustees unanimously recommend that you vote FOR the election of each of the Trustee nominees for whom you are entitled to vote.

How do I ensure that my vote is accurately recorded?

You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the internet, separate instructions are enclosed.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but don’t specify a vote on the Proposal, your shares will be voted FOR the election of the nominees for the Board.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

What if my shares are held in a brokerage account?

If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a “Legal Proxy” from your broker and present it to the Inspector of Election at the Meeting. Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker rather than to the Fund.

■ THE PROPOSAL: ELECTION OF TRUSTEES

How are nominees selected?

The Board of Trustees of the Fund has a Nominating Committee consisting of Harris J. Ashton, Sam Ginn, Edith E. Holiday, J. Michael Luttig, Frank A. Olson, Larry D. Thompson, and John B. Wilson, none of whom is an “interested person” of the Fund as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). Trustees who are not interested persons of the Fund are referred to as “Independent Trustees,” and Trustees who are interested persons of the Fund are referred to as “Interested Trustees.”

The Nominating Committee is responsible for selecting candidates to serve as Trustees and recommending such candidates (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate’s qualifications, the Nominating Committee generally considers the potential candidate’s educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee: (1) that such candidate be independent from relationships with the Fund’s investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member; and (3) that such candidate have no continuing relationship as a director, officer or board member of any U.S. registered investment company other than those within the Franklin Templeton Investments fund complex or a closed-end business development company primarily investing in non-public entities. The Nominating Committee has not adopted any specific policy on the issue of diversity, but will take this into account, among other factors, in its consideration of new candidates to the Board.

When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by “Qualifying Fund Shareholders” (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee will, however, review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund’s offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Trustee, including as an Independent Trustee, of the Fund. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission (“SEC”) had the nominee been nominated by the Board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Fund, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Trustee of the Fund if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

The Board has adopted and approved a formal written charter for the Nominating Committee.

A copy of the charter is attached as “Exhibit A” to this proxy statement.

Who are the nominees and current members of the Board of Trustees?

The Board is divided into three classes, each class typically having a term of three years. Each year the term of office of one class expires. This year, the terms of three Trustees expire. Sam Ginn, Rupert H. Johnson, Jr. and Larry D. Thompson have been nominated for three-year terms, set to expire at the 2017 Annual Meeting of Shareholders. These terms continue, however, until their successors are duly elected and qualified or until a Trustee’s resignation, retirement, death or removal, whichever is earlier. All of the nominees are currently members of the Board and have been previously elected by shareholders. In addition, all of the current nominees and the Trustees are also directors and/or trustees of other investment companies within the Franklin Templeton Investments fund complex.

Pursuant to the Fund’s Amended and Restated Agreement and Declaration of Trust, two of the Fund’s Trustees are to be elected solely by the holders of the outstanding Preferred Shares, and the remaining Trustees are to be elected by the holders of the outstanding Common Shares and Preferred Shares voting together as a single class. This year Rupert H. Johnson, Jr. has been nominated to be elected by the holders of the outstanding Preferred Shares, and Sam Ginn and Larry D. Thompson have been nominated to be elected by the holders of the outstanding Common Shares and Preferred Shares voting together as a single class.

The Interested Trustees of the Fund hold director and/or officer positions with Franklin Resources, Inc. (“Resources”) and its affiliates. Resources is a publicly traded company whose common shares are listed on the New York Stock Exchange (NYSE: BEN). As of June 30, 2014, Rupert H. Johnson, Jr. beneficially owned approximately 107,160,064 (approximately 17.1%) of the common shares of Resources. The shares deemed to be beneficially owned by Rupert H. Johnson, Jr. include certain shares held by a private charitable foundation or by his spouse, of which he disclaims beneficial ownership. Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through its various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies.

Rupert H. Johnson, Jr., Chairman of the Board and Trustee of the Fund, is the uncle of Gregory E. Johnson, Vice President of the Fund.

Each nominee is currently available and has consented to serve if elected. If any of the nominees should become unavailable, the persons named as proxies in the proxy card will vote in their discretion for another person or persons who may be nominated as Trustees.

In addition to personal qualities, such as integrity, in considering candidates for the Fund Board, the Nominating Committee seeks to find persons of good reputation whose experience and background evidences that such person has the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to fulfillment of a Fund Trustee’s duties and fiduciary obligations.

Information on the business activities of the nominees and other Trustees during the past five years and beyond appears below and it is believed that the specific background of each Trustee evidences such ability and is appropriate to his or her serving on the Fund’s Board. As indicated, Harris J. Ashton, Frank A. Olson and Sam Ginn have each served as chief executive officers of New York Stock Exchange listed public corporations; Larry D. Thompson and Edith E. Holiday each have legal backgrounds, including high level legal positions with departments of the U.S. government; John B. Wilson has served as chief operating officer of a New York Stock Exchange listed public corporation, as well as chief financial officer of a NASDAQ listed public corporation; J. Michael Luttig has fifteen years of judicial experience as a Federal Appeals Court Judge; and Rupert H. Johnson, Jr. and Gregory E. Johnson are high ranking executive officers of Franklin Templeton Investments.

Listed below, for each nominee and Trustee, is his or her name, year of birth and address, as well as position and length of service with the Fund, a brief description of recent professional experience, the number of portfolios in the Franklin Templeton Investments fund complex that he or she oversees, and other directorships held.

Nominees for Independent Trustees to serve until the 2017 Annual Shareholders’ Meeting:

Number of
Portfolios in
Fund Complex
		Length of	Overseen by	Other Directorships Held
Name, Year of Birth and Address	Position	Time Served	Board Member* During at Least the Past 5 Years

Sam Ginn (1937)	Trustee	Since 2007	113	ICO Global Communications
One Franklin Parkway				(Holdings) Limited (satellite
San Mateo, CA 94403-1906				company) (2006–2010), Chevron
Corporation (global energy
company) (1989–2009), Hewlett-
Packard Company (technology
company) (1996–2002), Safeway,
Inc. (grocery retailer) (1991–1998)
and TransAmerica Corporation
(insurance company) (1989–1999).
Principal Occupation During at Least the Past 5 Years:
Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (2012–
present); and formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999–2000); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993–1998) and Pacific Telesis Group
(telephone holding company) (1988–1994).

Number of
Portfolios in
Fund Complex
		Length of	Overseen by	Other Directorships Held
Name, Year of Birth and Address	Position	Time Served	Board Member* During at Least the Past 5 Years

Larry D. Thompson (1945)	Trustee	Since 2007	138	Cbeyond, Inc. (business
One Franklin Parkway				communications provider) (2010–
San Mateo, CA 94403-1906				2012), The Southern Company
(energy company) (2010–2012) and
Graham Holdings Company
(formerly, The Washington Post
Company) (education and media
organization).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) ; and formerly, John A. Sibley Professor of
Corporate and Business Law, University of Georgia School of Law (2012–present)
(2011–2012); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004–2011); Senior
Fellow of The Brookings Institution (2003–2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001–2003).

Nominees for Interested Trustee** to serve until the 2017 Annual Shareholders’ Meeting:

Number of
Portfolios in
Fund Complex
		Length of	Overseen by	Other Directorships Held
Name, Year of Birth and Address	Position	Time Served	Board Member* During at Least the Past 5 Years

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	138	None
One Franklin Parkway	the Board,	Board since 2013
San Mateo, CA 94403-1906	Trustee and	and Trustee and
	Senior Vice	Senior Vice
	President	President since
2003
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior
Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Independent Trustees serving until the 2016 Annual Shareholders’ Meeting:

Number of
Portfolios in
Fund Complex
		Length of	Overseen by
Name, Year of Birth and Address	Position	Time Served	Board Member* Other Directorships Held

Harris J. Ashton (1932)	Trustee	Since 2003	138	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981–2010	).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

6

Number of
Portfolios in
Fund Complex
		Length of	Overseen by
Name, Year of Birth and Address	Position	Time Served	Board Member* Other Directorships Held

Edith E. Holiday (1952)	Trustee	Since 2007	138	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906				Company (processed foods and allied
products), RTI International Metals,
Inc. (manufacture and distribution of
titanium), Canadian National
Railway (railroad) and White
Mountains Insurance Group, Ltd.
(holding company).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of
the Cabinet (1990–1993); General Counsel to the United States Treasury Department (1989–1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

John B. Wilson (1959)	Lead	Trustee since	112	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since
2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012–present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President,
Gap, Inc. (retail) (1996–2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992–
1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990–1992); and Vice President and Partner,
Bain & Company (consulting firm) (1986–1990).

Independent Trustees serving until the 2015 Annual Shareholders’ Meeting:

Number of
Portfolios in
Fund Complex
		Length of	Overseen by	Other Directorships Held
Name, Year of Birth and Address	Position	Time Served	Board Member* During at Least the Past 5 Years

J. Michael Luttig (1954)	Trustee	Since 2009	138	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing)(2006–2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and
formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991–2006).

Frank A. Olson (1932)	Trustee	Since 2005	138	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas)(1998–2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980–2000) and Chief Executive
Officer (1977–1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation
(airlines)(1987–1991).

7

Interested Trustee*** serving until the 2015 Annual Shareholders’ Meeting:

Number of
Portfolios in
Fund Complex
		Length of	Overseen by	Other Directorships Held
Name, Year of Birth and Address	Position	Time Served	Board Member* During at Least the Past 5 Years

***Gregory E. Johnson (1961)	Trustee and	Trustee since	148	None
One Franklin Parkway	Vice President	2013 and Vice
San Mateo, CA 94403-1906		President since
2003
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources,
Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin
Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
** Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his positions as an officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor.
*** Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his positions as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each Board member invest one-third of the fees received for serving as a trustee of a Franklin fund (excluding committee fees) in shares of one or more

Franklin funds (which may include the Fund) until the value of such investments equals or exceeds five times the annual retainer and regular Board meeting fees paid to such Board member.

Investments in the name of family members or entities controlled by a Board member constitute fund holdings of such Board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected Board members. In implementing such policy, a Board member’s holdings existing on February 27, 1998 were valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members on June 30, 2014.

Independent Board Members

Aggregate Dollar Range of
Equity Securities in All Funds
	Dollar Range of Equity	Overseen by the Board Member in the
Name of Board Member	Securities in the Fund	Franklin Templeton Fund Complex

Harris J. Ashton	None	Over $100,000
Sam Ginn	None	Over $100,000
Edith E. Holiday	None	Over $100,000
J. Michael Luttig	None	Over $100,000
Frank A. Olson	None	Over $100,000
Larry D. Thompson	None	Over $100,000
John B. Wilson	None	Over $100,000

Interested Board Members

Aggregate Dollar Range of
Equity Securities in All Funds
	Dollar Range of Equity	Overseen by the Board Member in the
Name of Board Member	Securities in the Fund	Franklin Templeton Fund Complex

Gregory E. Johnson	None	Over $100,000
Rupert H. Johnson, Jr	None	Over $100,000

How often do the Trustees meet and what are they paid?

The role of the Trustees is to provide general oversight of the Fund’s business, and to ensure that the Fund is operated for the benefit of all shareholders. The Trustees anticipate meeting at least eight times during the current fiscal year to review the operations of the Fund and the Fund’s investment performance. The Trustees also oversee the services furnished to the Fund by Franklin Advisers, Inc., the Fund’s investment manager (the “Investment Manager”), and various other service providers. The Fund’s Independent Trustees constitute the sole Independent Trustees of 27 registrants in the Franklin Templeton Investments fund complex, for which each Independent Trustee currently is paid a $247,000 annual retainer, together with a $7,000 per meeting fee for attendance at Board meetings, a portion of which is allocated to the Fund. To the extent held, compensation may also be paid for attendance at specially held Board meetings. The Fund’s lead independent trustee is paid an annual supplemental retainer of $25,000 for service, a portion of which is allocated to the Fund. Trustees who serve on the Audit Committee of the Fund and such other funds receive a flat fee of $3,000 per Committee meeting attended in person and $2,000 per telephonic meeting, a portion of which is allocated to the Fund. John B. Wilson, who serves as chairman of the Audit Committee of the Fund and such other funds, receives an additional fee of $50,000 per year, a portion of which is allocated to the Fund. Members of a committee are not separately compensated for any committee meeting held on the day of a Board meeting. Independent Trustees are also reimbursed for expenses incurred in connection with attending Board meetings.

During the fiscal year ended March 31, 2014, there were eight meetings of the Board, two meetings of the Audit Committee, and three meetings of the Nominating Committee. Each Trustee then in office attended at least 75% of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served.

The Fund does not currently have a formal policy regarding Trustees’ attendance at the annual shareholders’ meeting. None of the Trustees attended the Fund’s last annual meeting held on September 19, 2013.

Certain Interested Trustees and officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in the management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton Investments. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Fund expenses.

The table below indicates the total fees paid to the Independent Trustees by the Fund individually and by all of the funds in Franklin Templeton Investments. These Trustees also serve or have served as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Trustees and the Fund’s management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can bring their experience and talents to, and effectively oversee the management of, several funds.

		Total Compensation	Number of Boards within
	Aggregate	from Franklin Templeton	Franklin Templeton Investments
	Compensation	Investments	Fund Complex
Name of Trustee	from the Fund(1)	Fund Complex(2)	on which Director Serves(3)

Harris J. Ashton	3,054	493,000	41
Sam Ginn	3,045	305,000	27
Edith E. Holiday	3,045	537,000	41
J. Michael Luttig	3,100	514,000	41
Frank A. Olson	3,100	514,000	41
Larry D. Thompson	3,045	575,000	41
John B. Wilson	3,199	401,000	27

(1) Compensation received for the fiscal year ended March 31, 2014.

(2) Compensation received for the calendar year ended December 31, 2013.

(3) We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 46 U.S. registered investment companies, with approximately 155 U.S. based funds or series.

Who are the Executive Officers of the Fund?

Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board.
Listed below, for each Executive Officer, are his or her name, year of birth, address, a brief description of his or her recent professional experience, and his or her position and length of service with the Fund:

Name, Year of Birth and Address	Position	Length of Time Served

Alison E. Baur (1964)	Vice President	Since 2012
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 47 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Officer – Finance	Since 2009
One Franklin Parkway	and Administration
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Gaston Gardey (1967)	Treasurer, Chief Financial Officer	Since 2009
One Franklin Parkway	and Chief Accounting Officer
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton
Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin
Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and
Franklin Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President – AML Compliance	Since 2012
100 Fountain Parkway
St. Petersburg, FL 33716-1205
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Deputy Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; and
officer of 46 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served

***Gregory E. Johnson (1961)	Trustee and Vice President	Trustee since June 2013 and Vice
One Franklin Parkway		President since 2013
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Please refer to the table “Interested Trustee serving until the 2015 Annual Shareholders’ Meeting” for additional information about
Mr. Gregory E. Johnson.

**Rupert H. Johnson, Jr. (1940)	Chairman of the Board, Trustee	Chairman of the Board since 2013
One Franklin Parkway	and Senior Vice President	and Trustee and Senior Vice President
San Mateo, CA 94403-1906		since 2003
Principal Occupation During at Least the Past 5 Years:
Please refer to the table “Nominee for Interested Trustee to serve until the 2017 Annual Shareholders’ Meeting” for additional information about Mr. Rupert H. Johnson, Jr.

Christopher J. Molumphy (1962)
One Franklin Parkway	President and Chief Executive
San Mateo, CA 94403-1906	Officer – Investment Management	Since 2003
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC;
and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin
Templeton Investments.

Kimberly H. Novotny (1972)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923	Vice President	Since March 2013
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice
President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)
One Franklin Parkway
San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin
Templeton Investments.

Craig S. Tyle (1960)
One Franklin Parkway
San Mateo, CA 94403-1906	Vice President	Since 2005
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Resources and of 46 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served

Lori A. Weber (1964)	Vice President	Since 2011
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President
and Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

■ ADDITIONAL INFORMATION ABOUT THE FUND

The Investment Manager. The Investment Manager is Franklin Advisers, Inc., a California corporation, whose principal address is One Franklin Parkway, San Mateo, CA 94403. The Investment Manager is a wholly-owned subsidiary of Resources.

The Administrator. The administrator of the Fund is Franklin Templeton Services, LLC (“FT Services”), whose principal address is also One Franklin Parkway, San Mateo, CA 94403. Under an agreement with the Fund, FT Services performs certain administrative functions, such as portfolio recordkeeping, for the Fund. FT Services is an indirect wholly-owned subsidiary of Resources.

The Transfer Agent and Custodian. The transfer agent, registrar and dividend disbursement agent for the Common Shares, and shareholder servicing agent for the Preferred Shares, is BNY Mellon Investment Servicing, P.O. Box 43006, Providence, Rhode Island 02940-3006.

The Bank of New York Mellon, Corporate Trust Dealing & Trading-Auctions, 101 Barclay Street, 7W, New York, NY 10286, acts as custodian of the Fund’s securities and other assets and serves as auction agent, transfer agent, registrar, dividend paying agent and redemption agent for the Preferred Shares.

Reports to Shareholders and Financial Statements. The Fund’s last audited financial statements, semi-annual report for the period ended September 30, 2013, and annual report for the fiscal year ended March 31, 2014, are available free of charge. To obtain a copy, please call (800) DIAL BEN/342-5236 or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 997151, Sacramento, CA 95899-9983.

Principal Shareholders. As of July 18, 2014, the Fund had 26,835,650 Common Shares, 1,200 Preferred Shares Series M, 1,200 Preferred Shares Series W and 1,200 Preferred Shares Series F outstanding, and total net assets of $386,700,228. The Fund’s Common Shares are listed on the NYSE MKT (symbol: FTF). From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund’s management, as of July 18, 2014, there were no other entities holding beneficially or of record more than 5% of the Fund’s outstanding Common Shares or Preferred Shares, except as shown in the following tables:

Preferred Shares:

	Amount and Nature	Percent of Outstanding
Name and Address	of Beneficial Ownership[1]	Preferred Shares

Citigroup Global Markets, Inc.
390 Greenwich Street	1,686	46.83%
5th Floor
New York, NY 10013

Oppenheimer & Co. Inc.
125 Broad Street	644	17.88%
New York, NY 10004

UBS Securities LLC
1285 Avenue of the Americas	632	17.55%
New York, NY 10019

Wells Fargo Advisors, LLC
1 North Jefferson	464	12.88%
St. Louis, MO 63103

1. Combined holdings of Series M, Series W and Series F Preferred Shares. The nature of beneficial ownership is shared voting and dispositive power.

Common Shares:

	Amount and Nature	Percent of Outstanding
Name and Address	of Beneficial Ownership	Common Shares

First Trust Portfolios L.P.	4,496,238[1]	16.77%[2]
First Trust Advisors L.P.
The Charger Corporation
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

1. The nature of beneficial ownership is shared voting and dispositive power, as reported on Schedule 13G/A, filed with the SEC as of January 10, 2014.

2. As reported on Schedule 13G/A, filed with the SEC as of January 10, 2014.

In addition, to the knowledge of the Fund’s management, as of July 18, 2014, no Trustee of the Fund owned 1% or more of the outstanding Common Shares or Preferred Shares of the Fund, and the Officers and Trustees of the Fund owned, as a group, less than 1% of the outstanding Common Shares or Preferred Shares of the Fund.

Contacting the Board of Trustees. If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of Trustees at the Fund’s offices, One Franklin Parkway, San Mateo, California 94403. The correspondence will then be given to the Board for its review and consideration.

■ AUDIT COMMITTEE

The Board has a standing Audit Committee currently consisting of Messrs. Luttig, Thompson and Wilson (Chairman), all of whom are Independent Trustees and also are considered to be “independent” as that term is defined by NYSE MKG’ listing standards. Effective January 16, 2014, Mr. Olson resigned from the Audit Committee and Mr. Thompson was appointed as his replacement. The Fund’s Audit Committee is responsible for the appointment, compensation and retention of the Fund’s independent registered public accounting firm (“auditors”), including evaluating their independence, recommending the selection of the Fund’s auditors to the full Board, and meeting with such auditors to consider and review matters relating to the Fund’s financial reports and internal auditing.

Selection of Auditors. The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP (“PwC”) as auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Audit Fees. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund’s annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $47,556 for the fiscal year ended March 31, 2014 and $47,500 for the fiscal year ended March 31, 2013.

Audit-Related Fees. The aggregate fees paid to PwC for assurance and related services rendered by PwC to the Fund that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above were $13,760 for the fiscal year ended March 31, 2014 and $13,760 for the fiscal year ended March 31, 2013. The services for which fees were paid included attestation services.

There were no fees paid to PwC for assurance and related services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund that are reasonably related to the performance of the audit of their financial statements.

Tax Fees. There were no fees paid to PwC for professional services rendered by PwC to the Fund for tax compliance, tax advice and tax planning (“tax services”) for the fiscal years ended March 31, 2014 and March 31, 2013.

The aggregate fees paid to PwC for professional services rendered by PwC to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund for tax compliance, tax advice and tax planning were $6,930 for the fiscal year ended March 31, 2014, and $4,600 for the fiscal year ended March 31, 2013. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments and requirements on local country’s self-certification forms.

All Other Fees. The aggregate fees paid to PwC for products and services rendered by PwC to the Fund not reported in previous paragraphs were $115 for the fiscal year ended March 31, 2014, and $0 for the fiscal year ended March 31, 2013. The services for which these fees were paid included review of materials provided to the Fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to PwC for products and services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund other than services reported in previous paragraphs were $159,621 for the fiscal year ended March 31, 2014, and $39,194 for the fiscal year ended March 31, 2013. The services for which these fees were paid included preparation and review of materials provided to the Fund Board in connection with the investment management contract renewal process.

The Fund’s Audit Committee is directly responsible for approving the services to be provided by the auditors, including:

(i)	pre-approval of all audit and audit related services;
(ii)	pre-approval of all non-audit related services to be provided to the Fund by the auditors;
(iii)	pre-approval of all non-audit related services to be provided by the auditors to the Fund, to the Investment Manager or to any entity that controls, is controlled by or is under common control with the Investment Manager and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and
(iv)	establishment by the Audit Committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

None of the services provided to the Fund described in the preceding paragraphs (other than under “Audit Fees” above) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Aggregate Non-Audit Fees. The aggregate non-audit fees paid to PwC for services rendered by PwC to the Fund and the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund were $180,426 for the fiscal year ended March 31, 2014, and $57,554 for the fiscal year ended March 31, 2013.

The Audit Committee has considered whether the provision of the non-audit services that were rendered to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC’s independence.

Audit Committee Report. The Board has adopted and approved a revised formal written charter for the Audit Committee, which sets forth the Audit Committee’s responsibilities. A copy of the charter was attached as “Exhibit A” to the proxy statement for the 2012 Annual Shareholders’ Meeting.

As required by the charter, the Audit Committee reviewed the Fund’s audited financial statements and met with management, as well as with PwC, the Fund’s auditors, to discuss the financial statements.

The Audit Committee received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with their review of the financial statements and the auditors’ report, the members of the Audit Committee discussed with a representative of PwC the independence of PwC, as well as the following: the auditors’ responsibilities in accordance with generally accepted auditing standards; the auditors’ responsibilities for information prepared by management that accompanies the Fund’s audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management’s judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors’ retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors’ judgments about the quality of the Fund’s accounting principles.

Based on its review and discussions with management and the Fund’s auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements.

Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2014, for filing with the SEC.

AUDIT COMMITTEE
J. Michael Luttig
Larry D. Thompson
John B. Wilson (Chairman)

■ ADDITIONAL INFORMATION ABOUT THE BOARD

Board Role in Risk Oversight. The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Board meetings, through regular reports that have been developed by management, in consultation with the Board and its counsel. These reports address certain investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the Investment Manager’s initiative. In addition, the Audit Committee of the Board meets regularly with the Investment Manager’s internal audit group to review reports on their examinations of functions and processes within Franklin Templeton Investments that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including investment risk. To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted with respect to such change. To the extent that the Fund invests in certain complex securities, including derivatives, the Board receives periodic reports containing information about exposure of the Fund to such instruments. In addition, the Investment Manager’s investment risk personnel meet regularly with the Board to discuss a variety of issues, including the impact on the Fund of the investment in particular securities or instruments, such as derivatives.

With respect to valuation, the Fund’s administrator provides regular written reports to the Board that enable the Board to monitor the number of fair valued securities in a particular portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within a Fund’s portfolio. The Board also reviews dispositional analysis information on the sale of securities that require special valuation considerations such as illiquid or fair valued securities. In addition, the Fund’s Audit Committee reviews valuation procedures and results with the Fund’s independent auditors in connection with such Committee’s review of the results of the audit of the Fund’s year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Investment Manager’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. As required under SEC rules, the Independent Trustees meet at least quarterly in executive session with the CCO and the Fund’s CCO prepares and presents an annual written compliance report to the Board. The Fund’s Board adopts compliance policies and procedures for the Fund and approves such procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Investment Manager periodically provides an enterprise risk management presentation to the Board to describe the way in which risk is managed on a complex-wide level. Such presentation covers such areas as investment risk, reputational risk, personnel risk, and business continuity risk.

Board Structure. Seventy-five percent or more of Board members are Independent Trustees who are not deemed to be “interested persons” by reason of their relationship with the Fund’s management or otherwise as provided under the 1940 Act. While the Chairman of the Board is an interested person, the Board is also served by a Lead Independent Trustee. The Lead Independent Trustee, together with independent counsel, reviews proposed agendas for Board meetings and generally acts as a liaison with management with respect to questions and issues raised by the Independent Trustees. The Lead Independent Trustee also presides at separate meetings of Independent Trustees held in advance of each scheduled Board meeting where various matters, including those being considered at such Board meeting are discussed. It is believed such structure and activities assure that proper consideration is given at Board meetings to matters deemed important to the Fund and its shareholders.

■ FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. Your vote is being solicited by the Board. The cost of soliciting these proxies, including the fees of any proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute their proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but may also include telephone, telecopy, electronic or oral solicitations. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from a proxy soliciting agent asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $5,000, plus expenses. The Fund does not reimburse Trustees and officers of the Fund, or regular employees and agents of the Investment Manager, involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Fund understands that the broker-dealers are permitted to vote on the Proposal to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

Quorum. A majority of the shares entitled to vote—present in person or represented by proxy—constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention or withhold authority on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, because the Proposal is the only matter currently expected to be presented at the Meeting, the Fund does not anticipate that there will be any broker non-votes or abstentions.

Required Vote. Provided that a quorum is present, Trustees must be elected by not less than a plurality of the votes cast of the shares entitled to vote thereon. All voting rights are non-cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of such Trustees standing for election if they choose to do so.

Abstentions and broker non-votes will be treated as votes present at the meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will not be counted for purposes of obtaining approval of the Proposal. As discussed above, the Fund does not anticipate there will be any broker non-votes or abstentions.

Adjournment. Whether or not a quorum is present at the Meeting, the Meeting may be adjourned from time to time for any reason whatsoever by vote of the holders of shares entitled to vote holding not less than a majority of the shares present in person or by proxy at the Meeting, or by the Chairman of the Board, the president of the Fund in the absence of the Chairman or certain other authorized officers. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received.

Shareholder Proposals. The Fund anticipates that its next annual meeting will be held on or about September 17, 2015. Shareholder proposals to be presented at the next annual meeting must be received at the Fund’s offices, One Franklin Parkway, San Mateo, California 94403, Attention: Secretary, no later than April 23, 2015, in order to be considered for inclusion in the Fund’s proxy statement and proxy card relating to that meeting and presented at that meeting.

A shareholder of the Fund who has not submitted a written proposal for inclusion in the Fund’s proxy statement by April 23, 2015, as described above, may nonetheless present a proposal at the Fund’s 2015 Annual Meeting of Shareholders if such shareholder notifies the Fund of such proposal in writing at the Fund’s offices not earlier than April 20, 2015, and not later than May 19, 2015. If a shareholder fails to give notice within these dates, then the matter shall not be eligible for consideration at the shareholders’ meeting. If, notwithstanding the effect of the foregoing notice provisions, a shareholder proposal is acted upon at the 2015 Annual Meeting of Shareholders, the persons designated as proxy holders for proxies solicited by the Board for the 2014 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any shareholder proposal not received by the Fund at the Fund’s offices by July 5, 2015. A shareholder proposal may be presented at the 2015 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

In addition to the requirements set forth above, a shareholder must comply with the following:

1. A shareholder intending to present a proposal must (i) be entitled to vote at the meeting; (ii) comply with the notice procedures set forth in this proxy statement; and (iii) have been a shareholder of record at the time the shareholder’s notice was received by the Fund.

2. Each notice regarding nominations for the election of Trustees shall set forth (i) the name, year of birth, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; (iii) the number of shares of the Fund which are beneficially owned by each such nominee; (iv) whether such shareholder believes each such nominee is or will be an “interested person” of the Fund (as defined in the 1940 Act); (v) the written and signed consent of each such person to be nominated, to be named as a nominee and to serve as a Trustee if elected; and (vi) all such other information regarding each such nominee as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such nominee been nominated by the Trustees of the Fund. In addition, the shareholder making such nomination shall promptly provide any other information reasonably requested by the Fund.

3. Each notice regarding business proposals shall set forth as to each matter: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the Fund’s books, of the shareholder proposing such business; (iii) the number of shares of the Fund which are beneficially owned by the shareholder; (iv) any material interest of the shareholder in such business; and (v) all such other information regarding each such matter that would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had each such matter been proposed by the Board of Trustees of the Fund.

Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund’s proxy statement or presented at the meeting.

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters in accordance with the views of management.

                                                                                                                                            By order of the Board of Trustees,

                                                                                                                  Karen L. Skidmore
                                                                                                                                   Vice President and Secretary

Dated: August 22, 2014

San Mateo, California

EXHIBIT A

NOMINATING COMMITTEE CHARTER

I. The Committee.

The Nominating Committee (the “Committee”) is a committee of, and established by, the Board of Directors/Trustees of the Fund (the “Board”). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of “independent members.” For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund (“Disinterested Board members”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

II. Board Nominations and Functions.

1. The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the Fund’s investment manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment managers or service providers.

2. The Committee also shall evaluate candidates’ qualifications and make recommendations for “interested” members on the Board to the full Board.

3. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

4. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund’s offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

III. Committee Nominations and Functions.

The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

A-1

IV.	Other Powers and Responsibilities.
	1.	The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.
	2.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.
	3.	The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.
	4.	A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s by-laws. In the event of any inconsistency between this Charter and the Fund’s organizational documents, the provisions of the Fund’s organizational documents shall be given precedence.
	5.	The Committee shall review this Charter at least annually and recommend any changes to the full Board.

ADDITIONAL STATEMENT FOR CLOSED-END FUNDS ONLY

The Committee shall comply with any rules of any stock exchange, if any, applicable to nominating committees of closed-end funds whose shares are registered thereon.

A-2

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FLDIT PROXY 08/14

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

                                                                                                               Please detach at perforation before mailing.

PROXY                                                                   FRANKLIN LIMITED DURATION INCOME TRUST                                                                   PROXY

                                                                              PROXY ANNUAL MEETING OF SHAREHOLDERS

                                                                                     TO BE HELD ON SEPTEMBER 18, 2014

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. The undersigned hereby revokes all previous proxies for his or her shares of Franklin Limited Duration Income Trust (the “Fund”) and appoints Craig S. Tyle, Karen L. Skidmore and Alison Baur, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund’s Annual Shareholders’ Meeting (the “Meeting”) to be held at One Franklin Parkway, Building 920, San Mateo, CA 94403-1906 at 2:00 p.m., Pacific time, on September 18, 2014, including any postponements or adjournments thereof, upon the matter set forth on the reverse side, and instructs them to vote in accordance with the views of management upon any other matters that may properly be acted upon at the Meeting.

The Board of Trustees of the Fund solicits this proxy. It will be voted as specified on the reverse side. If no specification is made, this proxy shall be voted FOR the election of nominees for Trustee for the terms specified in the proxy statement. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management. Management is not aware of any such matters.

You are urged to date and sign this proxy and return it promptly whether or not you plan to attend the meeting in person. This will save the expense of follow-up letters to shareholders who have not responded.

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL SHAREHOLDERS’ MEETING TO BE HELD ON SEPTEMBER 18, 2014.
The Fund’s Notice of 2014 Annual Shareholders’ Meeting, Proxy Statement and form of Proxy are available on the Internet at
www.proxyonline.us/docs/ftf.pdf
The form of proxy on the Internet site cannot be used to cast your vote.

Please detach at perforation before mailing.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSAL.
The Board of Trustees recommends a vote FOR the below Proposal.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:   ■

Election of Trustees
THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.
1. Proposal: Election of Three Nominees for Trustee by Holders of Common Shares
.

                                                            For                              Withhold

01. Sam Ginn                                                       ☐           ☐

02. Larry D. Thompson                                        ☐           ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE

FTFD_24778_080613

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

PROXY	FRANKLIN LIMITED DURATION INCOME TRUST	PROXY
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 18, 2014

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. The undersigned hereby revokes all previous proxies for his or her shares of
Franklin Limited Duration Income Trust (the “Fund”) and appoints Craig S. Tyle, Karen L. Skidmore and Alison Baur, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund’s Annual Shareholders’ Meeting (the “Meeting”) to be
held at One Franklin Parkway, Building 920, San Mateo, CA 94403-1906 at 2:00 p.m., Pacific time, on September 18, 2014, including any postponements or adjournments thereof, upon the matter set forth on the reverse side, and instructs them to vote in accordance with the views of management upon any other matters that may properly be acted upon at the Meeting.

The Board of Trustees of the Fund solicits this proxy. It will be voted as specified on the reverse side. If no specification is made, this proxy shall be voted FOR the election of nominees for Trustee for the terms specified in the proxy statement. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management. Management is not aware of any such matters.

You are urged to date and sign this proxy and return it promptly whether or not you plan to attend the meeting in person. This will save the expense of follow-
up letters to shareholders who have not responded.

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL SHAREHOLDERS’ MEETING TO BE HELD ON SEPTEMBER 18, 2014.
The Fund’s Notice of 2014 Annual Shareholders’ Meeting, Proxy Statement and form of Proxy are available on the Internet at
www.proxyonline.us/docs/ftf.pdf

The form of proxy on the Internet site cannot be used to cast your vote.

Please detach at perforation before mailing.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSAL.
The Board of Trustees recommends a vote FOR the below Proposal.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

FTFD_24778_080613